      As filed with the Securities and Exchange Commission on September 30, 2005
                                                Securities Act File No. 33-41694
                                       Investment Company Act File No. 811-06352
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933      |X|

                         Pre-Effective Amendment No.                    |_|

                       Post-Effective Amendment No. 82                  |X|

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940  |X|

                                Amendment No. 93
                       (Check appropriate box or boxes)                 |X|

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                                                With copies to:
               Ernest J. C'Debaca            Philip H. Newman, Esq.
              ING Investments, LLC            Goodwin Procter, LLP
         7337 E. Doubletree Ranch Road          Exchange Place
              Scottsdale, AZ 85258              53 State Street
    (Name and Address of Agent for Service)     Boston, MA 02109

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing pursuant to paragraph (b)

|_| On (date) pursuant to paragraph (a)(1)

|X| On December 1, 2005, pursuant to paragraph (b)

|_| 75 days after filing pursuant to paragraph (a)(2)

|_| 60 days after filing pursuant to paragraph (a)(1)

|_| on (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|X| This post-effective amendment designated a new effective date for a previously filed post-effective amendment.


================================================================================

EXPLANATORY NOTE


         This Post-Effective Amendment No. 82 to the Registration Statement (the "Amendment") on Form N1-A for ING Series Fund, Inc. (the "Registrant") is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in contained in the Registrant's 485(a) filing dated as of September 30, 2005 with respect to the registration statement of ING Classic Index Plus Fund (formerly known as ING Index Plus Protection Fund, the "Fund"), including the Prospectus and the Statement of Additional Information with respect to the Fund.

                              ING SERIES FUND, INC.
                                 ("REGISTRANT")

 Supplement dated December 1, 2005 to the ING Classic Index Plus Fund (formerly known as ING Index Plus Protection Fund) Prospectus dated December 1, 2005

The Prospectus for the Registrant is hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and
(iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

   - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
   - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
   - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

   - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
   - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
   - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
   - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.
   - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

   REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

   As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

   ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

   At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

   There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PROSPECTUS

[GRAPHIC]

PROSPECTUS

DECEMBER 1, 2005


CLASS A



ING CLASSIC INDEX PLUS FUND
(FORMERLY KNOWN AS ING INDEX PLUS PROTECTION FUND)



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A SHARES OF ING CLASSIC INDEX PLUS FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT IS NOT A BANK DEPOSIT, IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING LOGO]

[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

ING CLASSIC INDEX PLUS FUND                                                                 1

You'll also find:

[GRAPHIC]

HOW THE FUND HAS PERFORMED

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

WHAT YOU PAY TO INVEST

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

WHAT YOU PAY TO INVEST                                                                      4
SHAREHOLDER GUIDE                                                                           6
MORE INFORMATION ABOUT RISKS                                                               13
MANAGEMENT OF THE FUND                                                                     15
DIVIDENDS, DISTRIBUTIONS AND TAXES                                                         16
FINANCIAL HIGHLIGHTS                                                                       18
WHERE TO GO FOR MORE INFORMATION                                                   Back Cover

                                                     ING CLASSIC INDEX PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGY


The Fund is managed by ING Investment Management Co. ("ING IM" or "Sub-Adviser"), subject to the oversight of ING Investments, LLC ("ING Investments" or "Adviser") and will be managed in an enhanced index strategy. This means that, under normal circumstances, the Fund will invest at least 80% of its net assets in stocks included in the S&P 500, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500 ("Enhanced Index Strategy"). The Fund may also invest in S&P 500 futures contracts.


The Sub-Adviser manages the Fund by overweighting those stocks that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the S&P 500. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 500, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 in both rising and falling markets.

The Fund may use future contracts and options for hedging purposes.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


INVESTMENT STRATEGIES UNDER CERTAIN CONDITIONS -- In the event that the Fund's market value is $5 million or less, in order to replicate investments in stocks listed on the S&P 500, the Sub-Adviser may invest all or a portion of the Fund's assets in S&P 500 futures, in exchange-traded funds ("ETFs"), or in a combination of S&P 500 futures and ETFs, subject to any limitations on the Fund's investments in such securities and restrictions imposed by the Investment Company Act of 1940, as amended the (the "1940 Act"). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. An Enhanced Index Strategy will not be employed by the Fund when it invests in S&P futures and ETF's.

PRINCIPAL RISKS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

FOR INSTRUCTIONS ON OBTAINING AN SAI, SEE "WHERE TO GO FOR MORE INFORMATION" LATER IN THIS PROSPECTUS.


The principal risks of an investment in the Fund during the Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether. Other risks include the Fund's use of derivatives, including futures contracts and options.

MANAGER RISK -- The success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include options, forwards and futures. Derivatives are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.


FUTURES CONTRACTS AND OPTIONS -- The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Classic Index Plus Fund     1
potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


FOR A DESCRIPTION OF ADDITIONAL RISKS, SEE "MORE INFORMATION ABOUT RISKS" LATER IN THIS PROSPECTUS.


The Board may, in its discretion, cause the Fund to be liquidated without shareholder approval, unless otherwise required by law.


OTHER CONSIDERATIONS

In addition to the principal investment strategies and risks described above, the Fund may also invest in other securities, engage in other practices and be subject to additional risks as discussed in the SAI.


SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY MAINTAINING YOUR INVESTMENT IN THE FUND OR BY PURCHASING ADDITIONAL SHARES IN THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


2    ING Classic Index Plus Fund

                                                     ING CLASSIC INDEX PLUS FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (both before and after income taxes) is no guarantee of future results.

[CHART]

                       YEAR BY YEAR TOTAL RETURNS(1)(2)(3)

1995
1996
1997
1998
1999
2000
2001          -3.59
2002           5.95
2003           1.29
2004          -0.17

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments began serving as investment adviser and ING IM began serving as sub-adviser.

(3) Effective December 1, 2005 the Fund changed its name from ING Index Plus Protection Fund to ING Classic Index Plus Fund. Prior to December 1, 2005, the Fund had a different investment objective and different principal investment strategies.


            Best and worst quarterly performance during this period:


                   3rd quarter 2002:         4.14%
                   1st quarter 2001:        (5.88)%



The Fund's Class A Shares' year-to-date total return as of September 30, 2005:
                                      0.93%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the S&P 500(R) and the Lehman Brothers 1-3 Year Government Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


AFTER-TAX RETURNS ARE SHOWN FOR CLASS A ONLY.



                                                                                                    5 YEARS
                                                                                   1 YEAR    (OR LIFE OF CLASS)(1)       10 YEARS
                                                                                   ------    ---------------------       --------
     Class A Return Before Taxes(2)                                             %   (4.91)                   (0.31)           N/A
     Class A Return After Taxes on Distributions(2)                             %   (5.62)                   (0.95)           N/A
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)     %   (3.21)                   (0.64)           N/A
     S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(3)    %   10.88                    (2.38)(4)        N/A
     Lehman Brothers 1-3 Year Government Index(5)                               %    1.07                     4.77(4)         N/A


(1)  The Fund commenced operations on October 2, 2000.
(2)  Reflects deduction of sales charge of 4.75%.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. In the future the S&P 500(R) Index will be the only comparitive index for the Fund.

(4)  The Index returns are for the period beginning October 1, 2000.

(5) The Lehman Brothers 1-3 Year Government Index is an unmanaged Index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The Index also includes corporate debt guaranteed by the U.S. Government.


[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Classic Index Plus Fund     3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.

FEES YOU PAY DIRECTLY


                                                                      CLASS A(1)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)
Domestic Equity Index Funds                                                 3.00



(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


                              DISTRIBUTION                                                      NET
                             AND/OR SERVICE                   TOTAL        WAIVERS(3)/       EXPENSES
                MANAGEMENT      (12b-1)          OTHER      OPERATING   REIMBURSEMENTS(3)       AND
                   FEE            FEES        EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)   RECOUPMENT
------------------------------------------------------------------------------------------------------
Class A     %         0.45             0.25          0.30        1.00               -0.05         0.95



(1) This table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to the Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.10% of the Fund's average daily net assets.
(3) ING Investments, LLC entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements." The expense limit will continue through at least October 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.

4    What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLE

The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


               1 YEAR   3 YEARS   5 YEARS(1)   10 YEARS
-------------------------------------------------------
Class A(2)     $  394       604          831      1,483



(1) All then existing Class B shares were converted to Class A Shares at the end of the Guarantee Period.
(2) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five -, and ten-year periods.


This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may vary from those shown.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest     5

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


ING PURCHASE OPTIONS(TM)


Investors can invest in the Class A shares:


CLASS A

-  Front-end sales charge, as described on the next page.

-  Distribution and service (12b-1) fee of 0.25%.


The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held.


You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors and types of accounts who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. You and/or your investment professional should also be sure to retain records that substantiate net amounts invested because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectuses for those funds.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Fund and servicing shareholder accounts, each class of shares of the Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase an investor's cost of investing and may exceed the cost of paying other types of sales charges.


6    Shareholder Guide

                                                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Fund are sold subject to the following sales charges:


                                AS A % OF THE         AS A % OF NET
YOUR INVESTMENT               OFFERING PRICE(3)        ASSET VALUE
Less than $50,000                     3.00                  3.09
$50,000 - $99,999                     2.50                  2.56
$100,000 - $249,999                   2.00                  2.04
$250,000 - $499,999                   1.50                  1.52
$500,000 - $999,999                   1.00                  1.01
$1,000,000 and over                           See below


----------

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.


As reflected in the table above, the term "offering price" includes the front-end sales load.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge for purchases of Class A shares in an amount of $1 million or more. However, except as described below, the shares may be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of purchase, as follows:


                                               PERIOD DURING WHICH
YOUR INVESTMENT                    CDSC            CDSC APPLIES
$1,000,000 - $2,499,999            1.00%             2 Years
$2,500,000 - $4,999,999            0.50              1 Year
$5,000,000 or greater              0.25              1 Year



To keep your CDSC as low as possible, each time you place a request to redeem shares the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.


There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund and ING Institutional Prime Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

COMBINATION PRIVILEGE(2)

See the Account Application or the SAI for details, or contact your investment professional or the Shareholder Services Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- Mandatory distributions from an employer sponsored tax-deferred individual retirement account ("IRA")


If you think that you may be eligible for a CDSC waiver you should contact your investment professional representative or the Shareholder Services Agent.


[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide     7

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


PURCHASE OF SHARES

Make your investment using the methods outlined in the table on the right


The minimum additional investment (for existing shareholders only) is $100.


The Fund reserves the right to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means to you: The Fund and the distributor must obtain the following information from each person that opens an account:

-  Name;
-  Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                              INITIAL                        ADDITIONAL
METHOD                      INVESTMENT                       INVESTMENT
BY CONTACTING     An investment professional       Visit or consult an investment
YOUR INVESTMENT   with an authorized firm can      professional.
PROFESSIONAL      help you establish and
                  maintain your account.

BY MAIL           Visit or consult an investment   Fill out the Account Additions
                  professional. Make your check    form included on the bottom of
                  payable to the ING Funds and     your account statement along
                  mail it, along with a            with your check payable to the
                  completed Account Application.   ING Funds and mail them to the
                  Please indicate your             address on the account
                  investment professional on the   statement. Remember to write
                  New Account Application.         your account number on the
                                                   check.

BY WIRE           Call the ING Operations          Wire the funds in the same
                  Department at (800) 992-0180     manner described under Initial
                  and select Option 4 to obtain    Investment.
                  an account number and indicate
                  your investment professional
                  on the account.

                  Instruct your bank to wire
                  funds to the Fund in the care
                  of:

                  State Street Bank and Trust
                  Company
                  ABA #101003621
                  Kansas City, MO
                  credit to:
                  ____________ (the Fund)
                  A/C #751-8315; for further
                  credit to:
                  Shareholder
                  A/C #________________
                  (A/C # you received over the
                  telephone)
                  Shareholder Name:
                  ______________________________
                  (Your Name Here)

                  After wiring funds you must
                  complete the Account
                  Application and send it to:

                  ING Funds
                  P.O. Box 219368
                  Kansas City, MO
                  64121-9368

8    Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

FREQUENT TRADING/MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The Fund's investment in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, if the Fund holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Fund's Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders of the Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Fund monitors the trading activity of persons or entities that have been associated with market timing historically. The Fund reserves the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Fund seeks to implement the policies and procedures described above through instructions to the Fund's administrator, ING Funds Services, LLC. You may redeem shares following the steps described by the table on the next page. However, redemptions may be subject to a CDSC.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

During the Index Plus Large Cap Period, you may elect to make periodic withdrawals from your account on a regular basis.

-  Your account must have a current value of at least $10,000.
-  Minimum withdrawal amount is $100.
-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in compliance with the "By Mail" or "By Telephone" procedures in the following table. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delays, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide     9

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


NET ASSET VALUE


The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
-  Securities of an issuer that has entered into a restructuring;
-  Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there are no current market value quotations; and
-  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser and the Sub-Adviser make such determinations in good faith in accordance with procedures adopted by the Fund's Board.


         METHOD                                 PROCEDURES
BY CONTACTING YOUR        You may redeem by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption
                          request, but neither the Fund nor the Distributor
                          imposes any such charge.

BY MAIL Send a written request specifying the Fund's name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certified shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certificate is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that
                          you do not wish to use telephone redemptions. To
                          redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account.
                          You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                          Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check.
                          Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


10   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy Fund shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Fund shares for shares of the same class of any other ING Fund then open to new investments, except for the ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another fund. Shares subject to a CDSC will continue to age from the date the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5.00% of its outstanding common shares. If more than 5.00% of the ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to the Funds available in this Prospectus, Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 922-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


SYSTEMATIC EXCHANGE PRIVILEGE


During the Index Plus Large Cap Period, with an initial account balance of at least $5,000 and subject to the information and limitation outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for
IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 2, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 and select Option 2 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter (E.G., the Fund will post the quarter ending June 30 holdings on August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

12   Shareholder Guide

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss certain risks associated with the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

FUTURES CONTRACTS AND OPTIONS. The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

OTHER RISKS


OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, a portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include ETFs and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide 'circuit breakers' (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.


BORROWING. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis,

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    13

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately
4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

INDEX STRATEGY. The Fund uses an indexing strategy that does not attempt to manage market volatility or reduce the effects of any long-term periods of poor stock performance. The correlation between the Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of the Fund's shares.

14   More Information About Risks

                                                          MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC, an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of September 30, 2005, ING Investments managed over $40.6 billion in assets.


ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

For its services, ING Investments received the following advisory fee from the Fund in the most recent fiscal year. The figure is expressed as an annual rate based on the average daily net assets of the Fund.

ING Classic Index Plus Fund                               0.45%

For information regarding the basis of the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Fund's SAI.

SUB-ADVISER

ING Investments has engaged ING Investment Management Co., a Connecticut corporation, to serve as the investment sub-adviser to the Funds' portfolio. ING IM is responsible for managing the assets of the Fund in accordance with its investment objectives and policies, subject to oversight by ING Investments.

Founded in 1972, ING IM is registered as an investment adviser. ING IM is an indirect wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of September 30, 2005, ING IM managed over $58.15 billion in assets. Its principal office is located at 230 Park Avenue, New York, New York, 10169.

ING CLASSIC INDEX PLUS FUND


The following individuals share responsibility for the day-to-day management of the Fund:

Hugh T. M. Whelan, Portfolio Manager, ING IM, co-manages the Fund. Mr. Whelan has co-managed the Fund since the Fund's inception. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Previously, Mr. Whelan served as an analyst in ING IM's fixed- income group.

Douglas E. Cote, Portfolio Manager, ING IM, co-manages the Fund. Mr. Cote has co-managed the Fund since the Fund's inception. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS


The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.


[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                    Management of the Fund    15

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions.

DIVIDENDS

Dividends from net investment income are declared and paid annually. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the Fund will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT


Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A shares of the Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a preexisting Class A shares account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Generally, except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 25%.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are

16   Dividends, Distributions and Taxes

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    17

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table on the following page is intended to help you understand the Fund's Class A shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


18   Financial Highlights

ING CLASSIC INDEX PLUS FUND
(FORMERLY KNOWN AS ING INDEX PLUS PROTECTION FUND)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.



                                                                                         CLASS A
                                                      ----------------------------------------------------------------------------
                                                                                      SEVEN MONTHS       YEAR          OCTOBER 2,
                                                            YEAR ENDED MAY 31,            ENDED          ENDED         2000(2) TO
                                                      -----------------------------      MAY 31,      OCTOBER 31,      OCTOBER 31,
                                                        2005       2004       2003       2002(1)          2001            2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $  9.89      10.11       9.64           9.81           10.03           10.00
 Income (loss) from investment operations:
 Net investment income                                $  0.19       0.18       0.13           0.12            0.15            0.03
 Net realized and unrealized gain (loss)
   on investments                                     $ (0.13)     (0.25)      0.52          (0.17)          (0.30)             --
 Total from investment operations                     $  0.06      (0.07)      0.65          (0.05)          (0.15)           0.03
 Less distributions from:
 Net investment income                                $  0.20       0.15       0.18           0.12            0.07              --
 Total distributions                                  $  0.20       0.15       0.18           0.12            0.07              --
 Net asset value, end of period                       $  9.75       9.89      10.11           9.64            9.81           10.03
 TOTAL RETURN(3)                                      %  0.64      (0.72)      6.76          (0.51)          (1.93)*            --+

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $ 3,324      4,099      5,027          5,239           5,383           2,585
 Ratios to average net assets:
 Net expenses after expense reimbursement/
   recoupment(4)(5)                                   %  1.50       1.50       1.50           1.50            1.46            0.59
 Gross expenses prior to expense reimbursement/
   recoupment(4)                                      %  1.50       1.58       1.73           1.70            1.66            6.35
 Net investment income after reimbursement/
   recoupment(4)(5)                                   %  1.94       1.75       1.26           2.06            1.58            4.05
 Portfolio turnover rate                              %     2          8         96            101             139              --



(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
 * Represents performance beginning on first day of the Guarantee Period (December 1, 2000). Total return for year ended October 31, 2001 were (1.51%) for Class A shares.
 + Total return from commencement of offering of shares was 0.30% for Class A shares.


[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Classic Index Plus Fund    19

In addition to the Fund offered in this prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

GLOBAL EQUITY
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Worldwide Growth Fund

INTERNATIONAL EQUITY
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING Precious Metals Fund
ING Russia Fund

LOAN PARTICIPATION FUNDS ING
Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund's annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year, the Financial Highlights and the Independent Registered Public Accounting Firm's Reports (in annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference).

Please write, call or visit our website for a free copy of the SAI or other Fund information.

To make shareholder inquiries:

ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov.

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                 811-6352
       ING Classic Index Plus Fund


[ING FUNDS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180


 ING CLASSIC INDEX PLUS FUND (FORMERLY KNOWN AS ING INDEX PLUS PROTECTION FUND)

                                DECEMBER 1, 2005

     This Statement of Additional Information ("SAI") relates to the Class A shares of the series listed above ( "Fund"). A prospectus ("Prospectus") for the Fund dated December 1, 2005, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund. This SAI is not a Prospectus and should be read in conjunction with the current Prospectus for the ING Classic Index Plus Fund, a series of ING Series Fund, Inc. ("Company"). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This SAI applies only to the ING Classic Index Plus Fund ("Fund").


     A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, by calling: 1-800-992-0180, or by going to www.ingfunds.com.

     The financial statements and the independent registered public accounting firm's reports, thereon, appearing in the Company's annual shareholders reports for the periods ended May 31, 2005 are incorporated by reference into this SAI. The company's annual and semi-annual shareholders reports are available upon request and without charge by calling 1-800-992-0180.

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                        3
INVESTMENT RESTRICTIONS AND POLICIES                                       3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS                     5
THE ASSET ALLOCATION PROCESS                                              16
MANAGEMENT OF THE FUND                                                    17
COMPENSATION OF DIRECTORS                                                 23
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                24
DISCLOSURE OF PORTFOLIO SECURITIES                                        25
INVESTMENT MANAGEMENT AGREEMENT                                           26
SUB-ADVISORY AGREEMENT                                                    28
ADVISORY CONTRACT APPROVAL DISCUSSION                                     29
PORTFOLIO MANAGERS                                                        31
PROXY VOTING PROCEDURES                                                   32
ADMINISTRATIVE SERVICES AGREEMENT                                         33
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS                       33
RULE 12b-1 PLANS                                                          34
CODE OF ETHICS                                                            37
PURCHASE AND REDEMPTION OF SHARES                                         37
BROKERAGE ALLOCATION AND TRADING POLICIES                                 40
SHAREHOLDER ACCOUNTS AND SERVICES                                         41
NET ASSET VALUE                                                           42
TAX CONSIDERATIONS                                                        44
PERFORMANCE INFORMATION                                                   50
CUSTODIAN                                                                 51
TRANSFER AGENT/DIVIDEND-PAYING AGENT                                      51
LEGAL COUNSEL                                                             51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                             51
FINANCIAL STATEMENTS                                                      51

                               GENERAL INFORMATION

     ORGANIZATION. The Company was incorporated under the laws of Maryland on June 17, 1991.

     NAME CHANGE. The name of the Fund changed from "ING Index Plus Protection Fund" to "ING Classic Index Plus Fund" on or about December 1, 2005.


     SERIES AND CLASSES. Although the Company currently offers multiple series, this Statement applies only to the Fund. The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund were classified into two classes: Class A and Class B. Each class of shares had the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class. Only the Class A shares remain available for purchase by shareholders of record as of the termination of the Guarantee Period.


     CAPITAL STOCK. Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that then existing Class B shares automatically converted to Class A shares at the end of the Guarantee Period. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS. Shareholders of the Fund are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The Directors may also amend the charter without the vote or consent of shareholders if they deem it necessary to conform the charter to applicable federal or state laws, change the name of the Company or make other changes that do not materially adversely affect the rights of shareholders.


     SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Company's By-laws provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.


     1940 ACT CLASSIFICATION. The Fund is a diversified open-end management investment company, as defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                      INVESTMENT RESTRICTIONS AND POLICIES

     Certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.



     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended ("1933 Act").



     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).



     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.


     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

     (8)    Issue senior securities.

     Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. With respect to fundamental policy number (7) above, industry classifications are determined in accordance with the classifications established by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

     The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and swap agreements, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.


     (4) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or such securities guaranteed by, foreign governments (or any instrumentality or subdivision thereof);


     (5) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (6) Invest more than 10% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality).

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

     The Fund is managed by ING Investment Management Co. ("ING IM" or "Sub-Adviser") (formerly Aeltus Investment Management, Inc.), subject to oversight by the investment adviser ING Investments, LLC, as described more fully in the ADVISER section below.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS



     The Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters.



     Derivatives that may be used by the Fund include forward contracts, structured notes, futures and options. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.


     The following provides additional information about those derivative instruments the Fund may use during the Index Plus Large Cap Period:

     FUTURES CONTRACTS. The Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." The Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and standardized as to maturity date and underlying financial instrument. (For additional information regarding the Fund's use of futures contracts during the Index Plus Large Cap Period, see "Additional Information Regarding the Use of Futures" above.)

     The Fund can buy and write (sell) options on futures contracts. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

     CALL AND PUT OPTIONS The Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING IM.

     The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Fund will not write call options on when-issued securities. The Fund purchases call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     The Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The Fund may purchase put options when ING IM believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

     FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS. The Fund may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

     FORWARD EXCHANGE CONTRACTS. The Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of ING IM to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, ING IM must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate of interest on asset-backed securities is lower than the interest rates paid on the loans included in the underlying pool, by the amount of the fees paid to the pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

     STRIPS. The Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period - Zero Coupon Securities" below.)

ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS


     CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

ADDITIONAL RISK FACTORS IN USING DERIVATIVES

     In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

     RISK OF IMPERFECT CORRELATION. The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the judgment of ING IM concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

     COUNTERPARTY RISK. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.


ADDITIONAL INVESTMENT TECHNIQUES AND RISK FACTORS


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

     VARIABLE RATE DEMAND AND FLOATING RATE INSTRUMENTS. The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

     FOREIGN SECURITIES. The Fund may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.


     Depositary receipts are typically U.S. dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include:
(a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

     HIGH-YIELD BONDS. The Fund may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by ING IM. These securities include:

     (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

     (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

     (c)    any securities convertible into any of the foregoing.

     Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, ING IM seeks to identify situations in which ING IM believes that future developments will enhance the creditworthiness and the ratings of the issuer.

     Some of the risks associated with high-yield bonds include:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.


     LIQUIDITY AND VALUATION RISKS. Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities could be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, ING IM primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on ING IM's own credit analysis than might be the case for a fund which does not invest in these securities.


     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest ( "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


     Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon securities) to its shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

     CONVERTIBLES. The Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

     REAL ESTATE SECURITIES. The Fund may invest in real estate securities, including interests in REITs, real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. The Fund will invest in REITs only to the extent that they are included in the S&P 500 Index.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

     EQUITY SECURITIES OF SMALLER COMPANIES. The Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

     SUPRANATIONAL AGENCIES. The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

     BORROWING. The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Fund does not intend to borrow for leveraging purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above.




     ILLIQUID SECURITIES. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the 1933 Act or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. ING IM shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 10% of net assets of the Fund during the Index Plus Large Cap Period.

     BANK OBLIGATIONS. The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).


     OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies ("Underlying Funds"). The Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any Underlying Funds.


     EXCHANGE TRADED FUNDS. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash, and thereby may incur additional brokerage costs. The Fund's investment in ETFs will be subject to the expense imposed by the ETFs in addition to the expenses of the Fund.

     The Fund may invest in ETFs subject to those restrictions under the 1940 Act applicable to investments in Underlying Funds.

                          THE ASSET ALLOCATION PROCESS

     ING IM will allocate assets in a manner consistent with its Enhanced Index Strategy. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing interest rate levels, equity market volatility and the market value of Fund assets. This means that ING IM will invest at least 80% of the Fund's net assets in stocks included in the S&P 500, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500, as described below. The Fund may also invest in S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. and selected by Standard and Poor's Corporation ("S&P").

     ING IM manages the Fund by overweighting those stocks that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that ING IM believes will underperform the S&P 500. Stocks that ING IM believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 500, ING IM expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 in both rising and falling markets.

     In the event that the Fund's market value is $5 million or less, as described in the Prospectus, in order to replicate stocks listed on the S&P 500, ING IM may invest all or a portion of the Fund's assets in S&P Futures, in exchange-traded funds (ETFs), or in a combination of S&P Futures and ETFs, subject to any limitations on the Fund's investments in such securities and restrictions imposed by the 1940 Act. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. An Enhanced Index Strategy will not be employed by the Fund when it invests in S&P Futures and ETFs.

     The process of asset reallocation may result in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, ING IM has built into its proprietary model a factor that will require reallocations only when asset values have deviated by more than certain minimal amounts since the last reallocation.

                             MANAGEMENT OF THE FUND

MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company and the Fund.


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                               POSITION(S) HELD TERM OF OFFICE                             FUND COMPLEX
                                  WITH EACH     AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY     OTHER BOARD MEMBERSHIPS
   NAME, ADDRESS AND AGE           COMPANY      TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(3)                Director         December 1997    Vice Chairman and Chief         47        The Greater Hartford Arts
7337 East Doubletree Ranch Rd.                  - Present        Operating Officer, ING                    Council. (July 2002 -
Scottsdale, Arizona 85258                                        Investment Management,                    Present).
Age: 50                                                          LLC (Sept. 2002 -
                                                                 Present); President and
                                                                 Chief Executive Officer
                                                                 (April 2001 - Present);
                                                                 Managing Director and
                                                                 Chief Operating Officer
                                                                 ING Investment
                                                                 Management Co. (April
                                                                 1994 - April 2001).

THOMAS J. MCINERNEY(4)(5)      Director         April 2002 -     Chief Executive Officer,       206        Equitable Life Insurance
7337 East Doubletree Ranch Rd.                  Present          ING US Financial                          Co., Golden American Life
Scottsdale, Arizona 85258                                        Services (January,                        Insurance Co., Life
Age: 49                                                          2005 - Present); General                  Insurance Company of
                                                                 Manager and Chief                         Georgia, Midwestern
                                                                 Executive Officer, US                     United Life Insurance
                                                                 Financial Services                        Co., ReliaStar Life
                                                                 (December 2003 -                          Insurance Co., Security
                                                                 December 2004); Chief                     Life of Denver, Security
                                                                 Executive Officer, ING                    Connecticut Life
                                                                 US Financial Services                     Insurance Co., Southland
                                                                 (September 2001 -                         Life Insurance Co., USG
                                                                 December 2003); General                   Annuity and Life Company,
                                                                 Manager and Chief                         and United Life and
                                                                 Executive Officer,                        Annuity Insurance Co.
                                                                 Worksite Financial                        Inc; Ameribest Life
                                                                 Services (December                        Insurance Co. First
                                                                 2000-September 2001).                     Columbine Life Insurance
                                                                                                           Co.; and Metro Atlanta
                                                                                                           Chamber of Commerce
                                                                                                           (January 2003 - Present).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.        Director         June 1998 -      Professor of Economics          47        President - Elect,
7337 East Doubletree Ranch Rd.                  Present          and Finance, Middle                       Academy of Economics and
Scottsdale, Arizona 85258                                        Tennessee State                           Finance (February 2005 -
Age: 64                                                          University (August                        Present); First
                                                                 1991- Present); and                       Vice-President, Academy
                                                                 Director, Business and                    of Economics and Finance
                                                                 Economic Research Center                  (February 2004 -
                                                                 (August 1999 - August                     February 2005); Second
                                                                 2002).                                    Vice President, Academy
                                                                                                           of Economics and Finance
                                                                                                           (February 2003 -
                                                                                                           February 2004); Academy
                                                                                                           of Economics and Finance
                                                                                                           (February 2002 -
                                                                                                           February 2003); Executive
                                                                                                           Committee,

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                               POSITION(S) HELD TERM OF OFFICE                             FUND COMPLEX
                                 WITH EACH      AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY     OTHER BOARD MEMBERSHIPS
   NAME, ADDRESS AND AGE          COMPANY       TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           International Atlantic
                                                                                                           Economic Society (October
                                                                                                           2002-October 2005); and
                                                                                                           Tennessee Tax Structure
                                                                                                           Sandy Commission
                                                                                                           (December 2002 -
                                                                                                           December 2004).

MARIA T. FIGHETTI              Director         April 1994 -     Retired. Formerly,             47         None
7337 East Doubletree Ranch Rd.                  Present          Attorney, New York City
Scottsdale, Arizona 85258                                        Department of Mental
Age: 62                                                          Health (June 1973 -
                                                                 October 2002) and
                                                                 Associate Commissioner
                                                                 (1995 - 2002).

SIDNEY KOCH                    Chairman and     April 1994 -     Self-Employed Consultant       47         Northwest Center for the
7337 East Doubletree Ranch Rd. Director         Present          (January 1993 -                           Arts, Torrington, CT.
Scottsdale, Arizona 85258                                        Present).
Age: 70

DR. CORINE T. NORGAARD         Director         June 1991-       President, Thompson            47         MassMutual Corporate and
7337 East Doubletree Ranch Rd.                  Present          Enterprises                               Participation Investors
Scottsdale, Arizona 85258                                        (October                                  (April 1997 - Present);
Age: 68                                                          2004 - Present).                          Advest Trust Company
                                                                 Formerly, Dean of the                     (1998 - Present);
                                                                 Barney School of                          Connecticut Health
                                                                 Business, University of                   Foundation (2002 -
                                                                 Hartford (August 1996 -                   Present).
                                                                 June 2004).

EDWARD T. O'DELL               Director         June 2002 -      Retired. Formerly,             47         None
7337 East Doubletree Ranch Rd.                  Present          Partner of Goodwin
Scottsdale, Arizona 85258                                        Procter LLP
Age: 69                                                          (June 1966 -
                                                                 September 2000).

JOSEPH E. OBERMEYER            Director         January 2003 -   President, Obermeyer &         47         None
7337 East Doubletree Ranch Rd.                  Present          Associates, Inc.
Scottsdale, Arizona 85258                                        (November 1999 -
Age: 47                                                          Present).


  (1)     Directors serve until their successors are duly elected and qualified.
  (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
  (3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.
  (4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

  (5) Mr. McInerney is also a director of the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund;NG Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Numbers of Portfolios in Fund Complex Overseen by Director" includes these investment companies.

OFFICERS

Information about the Company's officers are set forth in the table below:

                               POSITION HELD WITH THE  TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE          COMPANY                 OF TIME SERVED (1)         PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY              President, Chief        March 2002- Present        President, Chief Executive Officer and Chief
7337 East Doubletree Ranch Rd. Executive                                          Operating Officer, ING Investments, LLC (2)
Scottsdale, Arizona 85258      Officer and Chief                                  (December - Present). Formerly, Senior Executive
Age: 56                        Operating                                          Vice President and Chief Operating Officer, ING
                               Officer                                            Investments, LLC (2) (April 1995 - December 2000);
                                                                                  and Executive Vice President, ING Investments,
                                                                                  LLC (2) (May 1998 - June 2000).

MICHAEL J. ROLAND              Executive Vice          April 2002- Present        Executive Vice President (December 2001 - Present)
7337 East Doubletree Ranch Rd. President                                          and Chief Compliance Officer (October 2004 -
Scottsdale, Arizona 85258                                                         Present), ING Investments, LLC (2). Formerly,
Age: 46                                                                           Chief Financial Officer and Treasurer, ING
                                                                                  Investments, LLC (2) (December 2001 - March 2005);
                                                                                  Senior Vice President, ING Investments, LLC (2)
                                                                                  (June 1998 - December 2001).

STANLEY D. VYNER               Executive Vice          March 2002- Present        Executive Vice President, (July 2000 - Present)
7337 East Doubletree Ranch Rd. President                                          and Chief Investment Risk Officer (January 2003 -
Scottsdale, Arizona 85258                                                         Present) ING Investments, LLC (2); Formerly, Chief
Age: 54                                                                           Investment Officer of the International
                                                                                  Portfolios, ING Investments, LLC (2) (August 2000
                                                                                  - January 2003).

JOSEPH M. O'DONNELL            Chief Compliance        November 2004 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd. Officer                                            (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                         President, Chief Legal Counsel, Chief Compliance
Age: 50                                                                           Officer and Secretary of Atlas Securities, Inc.,
                                                                                  Atlas Advisers, Inc. and Atlas Funds (October 2001
                                                                                  - October 2004); and Chief Operating Officer and
                                                                                  General Counsel of Matthews International Capital
                                                                                  Management LLC and Vice President and Secretary of
                                                                                  Matthews International Funds (August 1999 - May
                                                                                  2001).

ROBERT S. NAKA                 Senior Vice President   February 2002- Present     Senior Vice President and Assistant Secretary, ING
7337 East Doubletree Ranch Rd. and Assistant Secretary                            Funds Services, LLC, (3) (October 2001 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Senior Vice President, ING Fund
Age: 41                                                                           Services, LLC (3) (August 1999 - October 2001).

TODD MODIC                     Senior Vice President,  March 2005 - Present       Senior Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd. Chief/Principal                                    (April 2005 - Present). Formerly, Vice President,
Scottsdale, Arizona 85258      Financial Officer                                  ING Funds Services, LLC (3) (September 2002 -
Age: 37                                                                           March 2005); Director of Financial Reporting, ING
                                                                                  Investments, LLC (2) (March 2001 - September 2002)
                                                                                  and Director of Financial Reporting, Axient
                                                                                  Communications, Inc. (May 2000 - January 2001).

KIMBERLY A. ANDERSON           Senior Vice President   December 2003- Present     Senior Vice President, ING Investments, LLC (2)
7337 East Doubletree Ranch Rd.                                                    (October 2003 - Present). Formerly, Vice President
Scottsdale, Arizona 85258                                                         and Assistant Secretary, ING Investments, LLC (2)
Age: 40                                                                           (January 2001 - October 2003); Assistant Vice
                                                                                  President, ING Funds Services, LLC (3) (November
                                                                                  1999 - January 2001).

THERESA K. KELETY              Secretary               September 2003- Present    Counsel, ING U.S. Legal Services (April 2003 -
7337 East Doubletree Ranch Rd.                                                    Present). Formerly, Senior Associate with Shearman
Scottsdale, Arizona 85258                                                         & Sterling (February 2000 - April 2003).
Age: 42

ROBYN L. ICHILOV               Vice President and      March 2002 - Present       Vice President and Treasurer, ING Funds Services,
                                                                                  LLC (3) (October 2001 - Present)

                               POSITION HELD WITH THE  TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE          COMPANY                 OF TIME SERVED (1)         PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
7337 East Doubletree Ranch Rd. Treasurer                                          and ING Investments, LLC (2) (August 1997 -
Scottsdale, Arizona 85258                                                         Present).
Age: 37

LAUREN D. BENSINGER            Vice President          March 2003- Present        Vice President, and Chief Compliance Officer, ING
7337 East Doubletree Ranch Rd.                                                    Funds Distributor, LLC (4) (July 1995 - Present);
Scottsdale, Arizona 85258                                                         and Vice President, ING Investments, LLC (2)
Age: 51                                                                           (February 1996 - Present); Formerly, Chief
                                                                                  Compliance Officer, ING Investments, LLC (2)
                                                                                  (October 2001 - October 2004).

MARIA M. ANDERSON              Vice President          September 2004 - Present   Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                    (September 2004 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                         Vice President, ING Funds Services, LLC (3)
Age: 46                                                                           (October 2001 - September 2004); and Manager of
                                                                                  Fund Accounting and Fund Compliance, ING
                                                                                  Investments, LLC (2) (September 1999 - October
                                                                                  2001).

MARY A. GASTON                 Vice President          March 2005 - Present       Vice President, ING Funds Services, LLC (3) (April
7337 East Doubletree Ranch Rd.                                                    2005 - Present). Formerly, Assistant Vice
Scottsdale, Arizona 85258                                                         President, Financial Reporting, ING Investments,
Age: 39                                                                           LLC (2) (April 2004 - April 2005); Manager,
                                                                                  Financial Reporting, ING Investments, LLC (2)
                                                                                  (August 2002 - April 2004); and Controller, Z
                                                                                  Seven Fund, Inc. and Ziskin Asset Management, Inc.
                                                                                  (January 2000 - March 2002).

SUSAN KINENS                   Assistant Vice          March 2003- Present        Assistant Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd. President                                          (3) (December 2002 - Present); and has held
Scottsdale, Arizona 85258                                                         various other positions with ING Funds Services,
Age: 28                                                                           LLC for more than the last five years.

KIMBERLY K. PALMER             Assistant Vice          September 2004 - Present   Assistant Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd. President                                          (3) (August 2004 - Present). Formerly, Manager,
Scottsdale, Arizona 85258                                                         Registration Statements, ING Funds Services, LLC
Age: 47                                                                           (3) (May 2003 - August 2004); Associate Partner,
                                                                                  AMVESCAP PLC (October 2000 - May 2003); and
                                                                                  Director of Federal Filings and Blue Sky Filings,
                                                                                  INVESCO Funds Group, Inc. (March 1994 - May 2003).

HUEY P. FALGOUT, JR.           Assistant Secretary     September 2003- Present    Chief Counsel, ING U.S. Legal Services (September
7337 East Doubletree Ranch Rd.                                                    2003 - Present). Formerly, Counsel ING U.S. Legal
Scottsdale, Arizona 85258                                                         Services (November 2002 - September 2003); and
Age: 41                                                                           Associate General Counsel, AIG American General
                                                                                  (January 1999 - November 2002).

ROBIN R. NESBITT               Assistant Secretary     September 2004 - Present   Supervisor, Board Operations, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                    LLC (3) (August 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                         Legal Analyst, ING Funds Services, LLC (3) (August
Age: 32                                                                           2002 - August 2003); Associate,
                                                                                  PricewaterhouseCoopers (Principal) (January 2001 -
                                                                                  August 2001); and Paralegal, McManis, Faulkner &
                                                                                  Morgan (May 2000 - December 2000).

  (1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.
  (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
  (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
  (4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS

     The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

AUDIT COMMITTEE

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch,
Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Dr. Norgaard currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2005.

CONTRACTS COMMITTEE


     The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any fund or its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard,
Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Committee. The Contracts Committee held four (4) meetings during the fiscal year ended May 31, 2005.


NOMINATING COMMITTEE

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for a director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Portfolio) in writing to the Nominating Committee, c/o the Secretary of the Portfolios, ING Variable Products Funds, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2005.

VALUATION COMMITTEE

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2005.

COMPLIANCE COMMITTEE


     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) serving as a committee, and in such capacity to receiving, retaining and acting upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Committee and Mr. O'Dell currently serves as Vice Chairperson. The Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended May 31, 2005.


DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                 DOLLAR RANGE OF EQUITY SECURITIES     IN ALL REGISTERED INVESTMENT COMPANIES
                                            IN THE FUND             OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT
      NAME OF DIRECTOR                AS OF DECEMBER 31, 2004            COMPANIES AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                         None                            Over $100,000 (1)
Maria T. Fighetti                               None                             Over $100,000(1)
Sidney Koch                                     None                             $1,000 - $10,000
Edward T. O'Dell                                None                            Over $100,000 (1)
Joseph Obermeyer                                None                          $50,001 - $100,000(1)
Corine T. Norgaard                              None                              Over $100,000

DIRECTORS WHO ARE "INTERESTED
PERSONS"
J. Scott Fox                                    None                              Over $100,000
Thomas McInerney                                None                              Over $100,000

   (1) Includes interests in Fund shares held indirectly though a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2004 in securities of the Fund's adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
                            AND RELATIONSHIP                                      VALUE OF       PERCENTAGE OF
     NAME OF DIRECTOR         TO DIRECTOR       COMPANY      TITLE OF CLASS      SECURITIES          CLASS
----------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.           N/A             N/A             N/A                N/A              N/A
Maria T. Fighetti                 N/A             N/A             N/A                N/A              N/A
Sidney Koch                       N/A             N/A             N/A                N/A              N/A
Corine T. Norgaard                N/A             N/A             N/A                N/A              N/A
Edward T. O'Dell                  N/A             N/A             N/A                N/A              N/A
Joseph Obermeyer                  N/A             N/A             N/A                N/A              N/A

INDEPENDENT DIRECTOR INTERESTS

     No Independent Director (or his or her immediate family members) has had an interest exceeding $60,000 in the Fund's adviser, principal underwriter or an entity controlling, controlled by or under common control with the

Fund's adviser of principal underwriter (collectively "Related Parties") during the two most recently completed calendar years.

INDEPENDENT DIRECTOR TRANSACTIONS AND RELATIONSHIP

     No Independent Director (or his or her immediate family members) has had any relationship or held interest in any transaction or series of transactions exceeding $60,000 during the past two calendar years to which the Fund; an officer of the Fund; an investment company or other fund with the same adviser or principal underwriter or affiliate; an officer of such an investment company or fund; or an officer or affiliate of a Related Party was or is a party.

RELATED BOARD SERVICE

     No officer of a Related Party has served during the two most recently completed calendar years on the board of a company where an Independent Director (or his or her immediate family member) was an officer during the two most recently completed calendar years.

                            COMPENSATION OF DIRECTORS


     The Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $2,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $1,000 per telephonic meeting; (vi) $25,000 annual fee to the Chairperson of the Contracts Committee, $10,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $12,500 annual fee to the Vice Chairperson of the Contracts Committee and $5,000 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Advisor for which the Directors serve in common as Directors/Trustees.


     During the fiscal year of the Fund ended May 31, 2005, members of the Board who are also directors, officers or employees of ING and its affiliates, in their capacity as members of the Board, were not entitled to any compensation from the Company. For the fiscal year of the Fund ended May 31, 2005, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                            PENSION OR
                                                            RETIREMENT       TOTAL COMPENSATION
                                         AGGREGATE       BENEFITS ACCRUED     FROM THE COMPANY
              NAME OF PERSON           COMPENSATION       AS PART OF FUND     AND FUND COMPLEX
                  POSITION             FROM THE FUND         EXPENSES       PAID TO DIRECTORS(2)
          --------------------------------------------------------------------------------------
          Albert E. DePrince, Jr.        $  298.66              N/A               $  154,500
          Director(1)

          Maria T. Fighetti              $  274.36              N/A               $  142,000
          Director (1)

          Sidney Koch                    $  322.97              N/A               $  167,000
          Director, Chairman
          Contract Committee

          Corine Norgaard                $  313.26              N/A               $  162,000
          Director, Chairman
          Audit Committee

          Joseph E. Obermeyer            $  284.09              N/A               $  147,000
          Director(1)

                                                            PENSION OR
                                                            RETIREMENT       TOTAL COMPENSATION
                                         AGGREGATE       BENEFITS ACCRUED     FROM THE COMPANY
              NAME OF PERSON           COMPENSATION       AS PART OF FUND     AND FUND COMPLEX
                  POSITION             FROM THE FUND         EXPENSES       PAID TO DIRECTORS(2)
          --------------------------------------------------------------------------------------
          Edward T. O'Dell               $  270.23              N/A               $  139,500
          Director(1)

(1) During the fiscal year ended May 31, 2005, Ms. Fighetti, Dr. DePrince and Mr. Obermeyer deferred $30,000, $70,937 and $29,400, respectively, of their compensation from the Fund Complex.
(2) Represents compensation from 47 funds (total in complex as of May 31, 2005).


     The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 or (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. As of November 17, 2005, the Fund had no control persons. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2005 officers and Directors of the Company owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the ING Funds addressed herein, except as set forth below.


                                                                                   PERCENTAGE OF     PERCENTAGE OF
                                                                                     CLASS AS OF       FUND AS OF
                                                              CLASS AND TYPE OF     SEPTEMBER 1,      SEPTEMBER 1,
FUND                       ADDRESS                            OWNERSHIP                2005              2005
---------------------------------------------------------------------------------------------------------------------
Classic Index Plus Fund    Piper Jaffray & Co.                     Class A             8.03%             0.94%
                           A/C 1986-6102
                           800 Nicollet Mall
                           Minneapolis, MN 55402-7000

Classic Index Plus Fund    Mesirow Financial Inc.
                           A/C 5040-5601
                           ATTN:  Cynthia Krug Revoc Trust         Class A             6.02%             0.70%
                           350 N. Clark Street
                           Chicago, IL 60610-4712

Classic Index Plus Fund    A G Edwards and Son Inc.
                           ATTN:  C/F Larry F. Boudrie
                           IRA Account                             Class A             16.86%            1.97%
                           222 Sandpine Road
                           Indiatlantic, FL 32903-2116

                       DISCLOSURE OF PORTFOLIO SECURITIES

     The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.


     In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Fund will post the quarter-ending June 30 holdings on August 1).


     The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the shares of the Fund and most third parties may receive annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly descriptions of the Fund that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as needed basis, with no lag time between the date on which the information is requested and the date it is provided. Specifically, disclosure of its portfolio holdings may include disclosure:

     - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;
     - To financial printers for the purpose of preparing Fund regulatory filings;
     -  For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's (such agencies may receive more data from the Fund than is posted on the Fund's website);
     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Company's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding portfolio securities held by the Fund is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Fund has the following ongoing arrangements, subject to a duty of confidentiality, with certain third parties to provide the Fund's full portfolio holdings:

                                                              TIME LAG BETWEEN
                                                             DATE OF INFORMATION  COMPENSATION OR
                                                            AND DATE INFORMATION   CONSIDERATION
PARTY                     PURPOSE             FREQUENCY           RELEASED           RECEIVED
-------------------------------------------------------------------------------------------------
Societe Generale          Class B Shares      Weekly        None                  None
Constellation             Financing

Institutional             Proxy Voting        Daily         None                  None
Shareholder Services,     & Class Action
Inc.                      Services

Charles River             Compliance          Daily         None                  None
Development

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Company's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any the Fund will be disclosed to the Company's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the Investment Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                         INVESTMENT MANAGEMENT AGREEMENT

     The investment adviser for the Fund is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered with the SEC as an Adviser and serves as an Adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Company, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to another Adviser, ING Investment Management Co. ("ING IM"), which serves as Sub-Adviser to the Fund. The Adviser and ING IM are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to the Fund.

     The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Company, on behalf of the Fund. The Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Adviser has delegated certain management responsibilities ING IM. The Adviser oversees the investment management of ING IM for the Fund.

     The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.


     The Investment Management Agreement was last approved on December 15, 2004; the Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.


     The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     For the services under the Investment Management Agreement, ING Investments will receive an annual fee, payable monthly, as described in the Prospectus.


TOTAL ADVISORY FEES PAID


     For the year ended May 31, 2005, investment advisory fees paid to ING Investments were as follows:

       TOTAL ADVISORY FEES           RECOUPMENT/(WAIVER)       NET ADVISORY FEES PAID
       -------------------           -------------------       ----------------------
           $  197,731                     $  2,000                  $  199,731

     For the year ended May 31, 2004, investment advisory fees paid to ING Investments were as follows:

       TOTAL ADVISORY FEES           RECOUPMENT/(WAIVER)       NET ADVISORY FEES PAID
       -------------------           -------------------       ----------------------
           $  253,841                    $ (34,115)                 $  219,726

     For the year ended May 31, 2003, investment advisory fees paid to ING Investments were as follows:

       TOTAL ADVISORY FEES           RECOUPMENT/(WAIVER)       NET ADVISORY FEES PAID
       -------------------           -------------------       ----------------------
           $  291,107                    $ (102,565)                $  188,542


EXPENSE LIMITATION AGREEMENT

     The Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Adviser has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund which exclude interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counselor other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser do not exceed the following expense limitation:



                                     CLASS A
                                     -------
                                      0.95%



     The Fund may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     The expense limitation is contractual and, after an initial term, automatically renews for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Fund at least ninety (90) days prior to the end of the then-current term for the Fund or upon termination of the Investment Management Agreement. The expense limitation agreement may also be terminated by the Fund, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for the Fund.


                             SUB-ADVISORY AGREEMENT

     The Investment Management Agreement for the Fund provides that the Adviser, with the approval of the Company's Board, may select and employ advisers to serve as the sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable ING IM, executive salaries and expenses of the Directors and officers of the Company who are employees of the Adviser or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.


     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with government agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing the prospectus and statement of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Fund, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement, after an initial term through December 31, 2003, continues in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party. The last annual approval of the Sub-Advisory Agreement occurred on December 14, 2004.

     Pursuant to the Sub-Advisory Agreement between the Adviser and ING IM, ING IM serves as the Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's address is 230 Park Avenue, New York, New York 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

     As compensation to ING IM for its services, the Adviser pays ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

                                SUB-ADVISORY FEE
                                ----------------
                                     0.203%


TOTAL SUB-ADVISORY FEES PAID

     For the year ended May 31, 2005, ING paid ING IM, in its capacity as Sub-Adviser, the sub-advisory fees of $88,978.98.

     For the year ended May 31, 2004, ING paid ING IM, in its capacity as Sub-Adviser, the sub-advisory fees of $114,228.24.

     For the year ended May 31, 2003, ING paid ING IM, in its capacity as Sub-Adviser, the sub-advisory fees of $130,999.13.

                      ADVISORY CONTRACT APPROVAL DISCUSSION

     In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreement for the Fund, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

     In connection with their deliberations, the Board considered information that had been provided by the Adviser and the Sub-Adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of the Fund's current Investment Management Agreement and the Sub-Advisory Agreement. Prior to taking action with respect to the Fund's Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-Adviser. This information included the following: (1) a summary for the Fund that provides information about the performance, management fees and other expenses of the Fund and its respective peer group, as determined based upon a methodology approved by the Contract Committee ("Selected Peer Group"), as well as information about the Fund's investment portfolio, objectives and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of the forms of Investment Management and Sub-Advisory Agreements; (4) copies of the Form ADV for the Adviser and Sub-Adviser to the Fund; (5) financial statements for the Adviser and Sub-Adviser to the Fund; (6) profitability analyses for the Adviser and Sub-Adviser with respect to all other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-Adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Adviser and Sub-Adviser.

     The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Fund; (3) the responsiveness of the Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; (4) the commitment of the Adviser and Sub-Adviser to reduce brokerage costs, portfolio turnover rates and research acquired through the use of soft dollars from the Fund's brokerage; (5) the financial strength of the Adviser and Sub-Adviser; (6) the Adviser's willingness to waive fees from time to time to limit the total expenses of the Fund; (7) the adequacy of the compensation paid to investment personnel of the Sub-Adviser; (8) the hiring of a new director of Quantitative Equity Research and other investment personnel to oversee the development of improved quantitative modeling processes; (9) the actions taken by the Adviser over time to reduce the operating expenses of the Fund, including fees and expenses for transfer agency, custody and audit services; (10) the Codes of Ethics for each of the Adviser and Sub-Adviser and related procedures for complying therewith; and (11) the specific factors and conclusions identified below. The conclusions relating to comparative fees, expenses and performance set forth below for the Fund are for periods ended June 30, 2004.

     The Board also considered the profits being realized by ING Investments, ING IM and various affiliates during each of the past three years with respect to (i) the Fund standing alone, (ii) all retail funds as a group, (iii) all variable product funds as a group, and (iv) all retail funds and variable product funds as a group. The Board further considered the costs incurred by ING Investments and ING IM in providing investment management services for the Fund in light of the changes in assets under management for the Fund during relevant time periods and concluded that (i) the economies of scale currently being realized by ING and ING IM do not warrant the implementation of additional breakpoints for the Fund and (ii) the profits being realized by ING Investments and ING IM from their relationship with the Fund are not unreasonable in light of the quality of the services being rendered.


     In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average of its Selected Peer Group but well within one standard deviation of the average, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) during the Guarantee Period (as defined in the Prospectus) the Fund outperformed its Selected Peer Group median for the most recent quarter and performed on par for the year-to-date period and the Fixed Income Component of the Fund outperformed its fixed-income benchmark index for the year-to-date period and 2003, but the Equity Component of the Fund underperformed its equity benchmark index for all periods reviewed by the Board: the Fixed Income Component of the Fund underperformed its fixed-income benchmark index in 2002, 2001 and 2000, and the Fund underperformed its Selected Peer Group for the one-year period ending 2003.


     Based upon these factors and conclusions, the Board determined that continuation of the Investment Management Agreement and Sub-Advisory Agreement is in the interest of the Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year period.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2005:

                      REGISTERED INVESTMENT                 OTHER POOLED INVESTMENT
                      COMPANIES                             VEHICLES                                   OTHER ACCTS
                      ------------------------------------------------------------------------------------------------------
PORTFOLIO             NUMBER OF                             NUMBER OF                         NUMBER OF
 MANAGER              ACCOUNTS       TOTAL ASSETS           ACCOUNTS      TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Douglas Cote              52         $ 11,583,269,926           18        $ 3,337,073,432         53         $ 4,026,157,871
Mary Ann Fernandez        45         $  7,478,001,384            0               N/A               0               N/A
James B. Kauffmann        50         $  7,485,038,089           15        $ 1,816,829,588         26(1)      $ 7,632,807,929
Hugh T. Whelan            52         $ 11,583,269,926           18        $ 3,337,073,432         53(2)      $ 4,026,157,871

     (1) One of these accounts with total assets of $159,525,132 has an advisory fee that is also based on the performance of the account.

     (2) Five of these accounts with total assets of $658,667,330 have advisory fees that are also based on the performance of the accounts.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account could sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION


     For Douglas Cote and Hugh T. M. Whelan, the portfolio managers of the Fund ("Portfolio Managers"), compensation consists of (a) base salary; (b) bonus which is based on ING IM's performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for, relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed generally to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined indices (the S&P 500 Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman, and sets performance goals to approximately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for mutual fund accounts managed by the team.


     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Fund owned by the portfolio managers as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                   DOLLAR RANGE OF SECURITIES OF THE
           PORTFOLIO MANAGER       PORTFOLIO OWNED
           ---------------------------------------------------------
           Douglas Cote            None
           Hugh T. M. Whelan       None


                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds including the procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund votes proxies relating to portfolio securities for the one-year period ending June 30th is available through the Fund's website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                        ADMINISTRATIVE SERVICES AGREEMENT

     ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund's business, except for those services performed by the Adviser under the Investment Management Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund in compliance with applicable legal requirements and investment policies and restrictions of the Fund. The Administrator is an affiliate of the Adviser.

     For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

     Administrative fees paid by the Fund were as follows:

               FISCAL YEAR ENDED                        ADMINISTRATIVE FEES
               -----------------                        -------------------
               May 31, 2005                             $  24,336
               May 31, 2004                             $  31,242
               May 31, 2003                             $  35,829

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


     Fund shares are distributed by ING Funds Distributor, LLC ("Distributor"). With respect to Class B shares of the Fund, the Distributor is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares pursuant to a Distribution Agreement between the Trust and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. Shares of the Fund were offered during the Offering Period for the Fund but were not offered during the Guarantee Period for the Fund, except in connection with reinvestment of dividends. Shares of the Fund are offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period for the Fund. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the 1933 Act. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not a party to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of each Trust. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the NAV of the Fund. ING Funds Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep N.V.

     For the previous three fiscal years, fees were paid to the Distributor as follows:

                   FISCAL YEAR ENDED                     UNDERWRITING FEES
                   -----------------                     -----------------
                   May 31, 2005                          $  276,067
                   May 31, 2004                          $  356,610
                   May 31, 2003                          $  408,926

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund's most recent fiscal year:

                                             COMPENSATION
                          NET UNDERWRITING  ON REDEMPTIONS
 NAME OF PRINCIPAL          DISCOUNTS AND         AND          BROKERAGE      OTHER
    UNDERWRITER             COMMISSIONS       REPURCHASES     COMMISSIONS  COMPENSATION
---------------------------------------------------------------------------------------
ING Funds Distributor LLC     $  0               $  0             $  0         $  0

                                RULE 12B-1 PLANS


     The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by the Fund ("Distribution and Shareholder Services Plan"). The Fund intends to operate the Distribution and Shareholder Services Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Distribution and Shareholder Services Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A shares in amounts as set forth in the following table.


                         FEES BASED ON AVERAGE DAILY NET
                                     ASSETS


                                                       CLASS A
                  Service                               0.25%

                  Distribution                           n/a



     With respect to the Distribution and Shareholder Services Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event Rule 12b-1 is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Distribution and Shareholder Services Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Distribution and Shareholder Services Plan terminates.

     These fees may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of shares, including (a) the costs of printing and distributing to prospective investors the Prospectus, statement of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges.

The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.


     The Distribution and Shareholder Services Plan continues from year to year from its inception date, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plan must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Distribution and Shareholder Services Plan. No other interested person of the Fund has a financial interest in the Distribution and Shareholder Services Plan.


     In approving the Distribution and Shareholder Services Plan, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

     The Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Fund paid to ING Funds Distributor, LLC for the year ended May 31, 2005 were as follows:

              DISTRIBUTION EXPENSES                  CLASS A
              ---------------------                  -------
       Advertising                                 $        13
       Printing                                    $       247
       Salaries & Commissions                      $       706
       Broker Servicing                            $     9,652
       Miscellaneous                               $       875
       TOTAL                                       $    11,493

OTHER PAYMENTS TO SECURITIES DEALERS

     Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

                                            AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
    WHEN YOU INVEST THIS AMOUNT:                             PERCENTAGE OF OFFERING PRICE:
    ----------------------------            ------------------------------------------------------------
Under $50,000                                                       4.00%
$50,000 or more but under $100,000                                  3.75%
$100,000 or more but under $250,000                                 3.00%

                                            AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
    WHEN YOU INVEST THIS AMOUNT:                             PERCENTAGE OF OFFERING PRICE:
    ----------------------------            ------------------------------------------------------------
$250,000 or more but under $500,000                                      2.00%
$500,000 or more but under $1,000,000                                    1.50%

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
   - on sales of $1 million to $2,499,999                  1.00%
   - on sales of $2.5 million to $4,999,999                0.50%
   - on sales of $5 million or greater                     0.25%

     The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

     In addition, ING may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

     The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

     The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

     The value of a shareholder's investment will be unaffected by these payments.

     For the previous three fiscal years, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                        CLASS A SALES         CLASS A SALES
                        CHARGES BEFORE        CHARGES AFTER        CLASS B DEFERRED
FISCAL YEAR ENDED     DEALER REALLOWANCE    DEALER REALLOWANCE      SALES CHARGES
May 31, 2005                    --                       --           $   90,025
May 31, 2004                    --                       --           $  189,702
May 31, 2003                    --                       --           $  116,165

                                 CODE OF ETHICS

     The Fund, the Adviser, the Sub-Adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund's shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear securities transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                        PURCHASE AND REDEMPTION OF SHARES

     Class A shares of the Company are purchased at the net asset value ("NAV") of the Fund next determined after a purchase order is received less any applicable front-end sales charge.

     Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable contingent deferred sales charge (CDSC) after a redemption request is received.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange (NYSE) is restricted as determined by the Securities and Exchange Commission (Commission) or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company, or the member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

FRONT-END SALES CHARGE WAIVERS

     Front-end sales charges will not apply if you are buying Class A shares with proceeds from redemptions from any ING-advised Fund if you:

     -    Originally paid a front-end sales charge on the shares and

     -    Reinvest the money within 90 days of the redemption date.

     The Fund's front-end sales charge will also not apply to Class A purchases by:

     1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor LLC or any affiliated broker-dealers (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including members of their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any ING Investments-fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

     5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients.

     6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     7.   Registered investment companies.

     8.   Insurance companies (including separate accounts).

     9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

     10.  Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

     Certain Class A shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.

     CDSC WAIVERS

     The CDSC will be waived for:

     -    Exchanges to other ING Funds of the same class
     - Redemptions following the death or disability of the shareholder or beneficial owner;
     - Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code (Code) Section 403(b) after you attain age 70 1/2;
     -    Tax-free returns of excess contributions from employee benefit plans;
          and
     - Distributions from employee benefit plans, including those due to plan termination or plan transfer.

     - Redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
          - are limited annually to no more than 12% of the original account value;
          -    are made in equal monthly amounts, not to exceed 1% per month;
               and
          - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

     You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

     Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If at the end of the 13-month period, you have not met the terms of the Letter of Intent, an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

     If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

     A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

     To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

ADDITIONAL RIGHTS

     The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

     Please review the Prospectus for further information regarding the purchase and redemption of Fund Shares.

                    BROKERAGE ALLOCATION AND TRADING POLICIES


     Subject to the supervision of the Board, ING IM has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ING IM's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided by the broker. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to ING IM. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, ING IM may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Fund effects securities transaction may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund.


     Research services furnished by brokers through whom the Fund effects securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund.

     Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. ING IM's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of the Fund.

     The Fund has no present intention of effecting any brokerage transactions in portfolio securities with ING IM or any other affiliated person.

     ING IM may buy or sell the same security at or about the same time for the Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. For underwritten offerings (initial or secondary), in addition to considering the factors mentioned in the previous sentence, ING IM may employ a rotational method for allocating securities purchased in these offerings. Prices are averaged for aggregated trades.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

     Brokerage commissions were paid as follows:

                   FISCAL YEAR ENDED                     BROKERAGE COMMISSIONS
                   -----------------                     ---------------------
                   May 31, 2005                          $   648
                   May 31, 2004                          $   653
                   May 31, 2003                          $    37

     Commissions in the following amounts were paid with respect to portfolio transactions with certain brokers because of research services.

                   FISCAL YEAR ENDED                     COMMISSIONS
                   -----------------                     -----------
                   May 31, 2005                          $   81.09
                   May 31, 2004                          $  118.08
                   May 31, 2003                          $   69.20

     During the fiscal year ended May 31, 2005, the Fund acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such broker-dealers were as follows as of May 31, 2005:

                   Bear Stearns Cos., Inc.               $   1,387

                   Goldman Sachs Group, Inc.             $   3,900

                   Lehman Brothers Holdings, Inc.        $   3,965

                   Merrill Lynch & Co., Inc.             $   3,581

                   Morgan Stanley                        $   6,755

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be distributed. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantee are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE


     As noted in the Prospectus, the NAV and offering price of the Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for such securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. A research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on the closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV per share.


     Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.


                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code ("Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     The Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and short-term capital gain) and at least 90% of certain tax-exempt interest each taxable year.


     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


     The status of the Fund as a RIC does not involve government supervision of management or of their investment practices or policies. As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.


     If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs, its distributions may constitute qualified dividends generally taxable to individuals at long-term capital gain rates and may be eligible for the corporate dividends-received deduction (see DISTRIBUTIONS below). If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS


     Distributions of investment company taxable income (including short-term capital gain) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to the Fund's dividend income from U.S. corporations and other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.


     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividends are generally dividends from taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."


     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by the Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.


ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by the Fund may be treated as having original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents and certain other types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES


     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.


     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income.. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date such transaction is closed and certain other conditions are met.

     Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the tax rate of tax applicable to ordinary income.

     Requirements relating to the Fund's tax status as a RCI may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If the Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying companies' fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES


     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand. Capital gain generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate on long-term gains for individual tax payers is 15%.


     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     The Fund generally will be required to make backup withholding of federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

     Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

AVERAGE ANNUAL TOTAL RETURN

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:

P = a hypothetical initial payment of $1,000

T = an average annual total return

n = the number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

     The Fund may also from time to time include in such advertising a total return figure for the Class A shares that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for the Class A shares that does not take into account payment of the applicable front-end sales load.


     Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers 1 - 3 Year Goverment Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

     The average annual total returns, including sales charges, for class A of shares of the Fund for the one-, five-, and ten-year periods ended May 31, 2005, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2005 are as follows:

                 (i)  CLASS A (assuming payment of the front-end sales load):



                                                                                  SINCE
       FUND NAME                      1 YEAR        5 YEARS       10 YEARS      INCEPTION      INCEPTION DATE
       ---------                      ------        -------       --------      ---------      --------------
ING CLASSIC INDEX PLUS
Class A                               (4.14)%        --           N/A          (0.19)%         12/01/00
Class A (after taxes on
distributions)                        (4.78)%        --           N/A          (0.77)%
Class A (after taxes on
distributions and sale of
Fund shares)                          (2.66)%        --           N/A          (0.50)%

                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                      TRANSFER AGENT/DIVIDEND-PAYING AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent and dividend-paying agent to the Fund.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Fund was audited by other independent registered public accounting firms.

                              FINANCIAL STATEMENTS


     The Fund's financial statements and the independent registered public accounting firm's reports, thereon, appearing in the Company's annual shareholder report for the year ended May 31, 2005 are incorporated by reference into this SAI. The Company's annual and semi-annual shareholder reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                        REVISION DATE: SEPTEMBER 28, 2005

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

         A.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
               Section IV.B. above and Section V. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No

                   Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as
               EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

               If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A. Reporting by the Funds Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B. Reporting to the Boards At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals,
               (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS


ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

NAME:                                                         DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES


I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                                    TITLE OR AFFILIATION
Stanley D. Vyner                    Chief Investment Risk Officer and Executive Vice President, ING Investments,
                                    LLC

Todd Modic                          Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and
                                    Chief Financial Officer of the ING Funds

Maria Anderson                      Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                        Proxy Coordinator for the ING Funds and Manager - Special Projects, ING Funds
                                    Services, LLC

Julius Drelick                      Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.             Counsel, ING Americas US Legal Services

Steve Wastek, Esq.                  Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections           Case-by-Case
not subject to specific policies described herein

Voting on director nominees in any cases in which              Case-by-Case
application of the policies described herein would
result in withholding

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
votes from the majority of independent outside
directors sitting on a board, or removal of such
directors would negatively impact majority board
independence

Votes from a nominee who, during both of the most                Withhold
recent two years, attended less than 75% of the
board and committee meetings without a valid reason
for the absences. Do not withhold votes in
connection with attendance issues for nominees who
have served on the board for less than the two most
recent years.

Votes from a nominee who has failed to remove                    Withhold
restrictive (dead-hand, slow-hand, no-hand) features
from a poison pill only in cases for which
culpability for implementation or renewal of the
pill in such form can be specifically attributed to
the nominee

Provided that a nominee served on the board during               Withhold
the relevant time period, votes from a nominee who
has failed to implement a shareholder proposal that
was approved by (1) a majority of the issuer's
shares outstanding (most recent annual meeting) or
(2) a majority of the votes cast for two consecutive
years. However, in the case of shareholder proposals
seeking shareholder ratification of a poison pill,
generally DO NOT WITHHOLD votes from a nominee in
such cases if the company has already implemented a
policy that should reasonably prevent abusive use of
the pill.

Votes from inside directors or affiliated outside                Withhold
directors who sit on the audit committee

Votes from inside directors or affiliated outside            Do Not Withhold
directors who sit on the nominating or compensation
committee, provided that such committee meets the
applicable independence requirements of the relevant
listing exchange. However, consider such nominees on
a CASE-BY-CASE basis if the committee is majority
insider-controlled.

Votes from inside directors or affiliated outside            Do Not Withhold
directors if the full board serves as the
compensation or nominating committee OR has not
created one or both committees, provided that the
issuer is in compliance with all provisions of the
listing exchange in connection with performance of
relevant functions (E.G., performance of relevant
functions by a majority of independent directors in
lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay              Case-by-Case
for

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
performance disconnect" or other form of excessive
executive compensation practices, nominees who sit
on the compensation committee, provided that such
nominees served on the board during the relevant
time period, but DO NOT WITHHOLD votes for this
reason from the pay package recipient if also
sitting for election but not a compensation
committee member.

Independent outside director nominees serving on the               For
audit committee, but if total non-audit fees exceed
the total of audit fees, audit-related fees and tax
compliance and preparation fees, do vote against
auditor ratification if concerns exist that
remuneration for the non-audit work is so lucrative
as to taint the auditor's independence.

Inside director or affiliated outside director                 Case-by-Case
nominees in cases in which the full board is not
majority independent, excluding any non-voting
director (E.G., director emeritus or advisory
director) in calculations with respect to majority
board independence

Nominees who sit on up to (and including) six public               For
company boards, unless the nominee is also CEO of a
public company, in which case the public company
board threshold shall be three

Nominees who are not public company CEOs but sit on            Case-by-Case
more than six public company boards, or public
company CEO nominees who sit on more than three
public company boards

Proposals Regarding Board Composition or Board Service

   -  Shareholder proposals to impose new board                   Against
      structures or policies, including those
      requiring that the positions of Chairman and
      CEO be held separately, except consider such
      proposals on a CASE-BY-CASE basis if the board
      is not majority independent or pervasive
      corporate governance concerns have been
      identified.

   -  Shareholder proposals seeking more than a                   Against
      simple majority of independent directors

   -  Shareholder proposals asking that board                     Against
      compensation and/or nominating committees be
      composed exclusively of independent directors

   -  Shareholder proposals to limit the number of                Against
      public company boards on which a director may
      serve

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Shareholder proposals that seek to redefine                 Against
      director independence or directors' specific
      roles (E.G., responsibilities of the lead
      director)

   -  Shareholder proposals requesting creation of                Against
      additional board committees or offices, except
      as otherwise provided for herein

   -  Shareholder proposals that seek creation of an                For
      audit, compensation or nominating committee of
      the board, unless the committee in question is
      already in existence or the issuer has availed
      itself of an applicable exemption of the
      listing exchange (E.G., performance of
      relevant functions by a majority of
      independent directors in lieu of the formation
      of a separate committee)

   -  Shareholder proposals to limit the tenure of                Against
      outside directors

   -  Shareholder proposals to impose a mandatory                 Against
      retirement age for outside directors, but
      generally DO NOT VOTE AGAINST management
      proposals seeking to establish a retirement
      age for directors

Shareholder proposals requiring directors to own a                Against
minimum amount of company stock in order to qualify
as a director or to remain on the board

Director and Officer Indemnification and Liability             Case-by-Case
Protection

   -  Limit or eliminate entirely directors' and                  Against
      officers' liability for monetary damages for
      violating the duty of care

   -  Proposals that would expand coverage beyond                 Against
      just legal expenses to acts, such as
      negligence, that are more serious violations
      of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in                 For
      cases when a director's or officer's legal
      defense was unsuccessful if:

      (1)  The director was found to have acted in
          good faith and in a manner that he
          reasonably believed was in the best
          interests of the company, and
      (2)  Only if the director's legal expenses
          would be covered

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections            Case-by-Case

Reimburse proxy solicitation expenses                          Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in                 For
cases of high non-audit fees

Non-Audit Services

   -  Approval of auditors when total non-audit fees           Case-by-Case
      exceed the total of audit fees, audit-related
      fees and tax compliance and preparation fees.
      Vote AGAINST management proposals to ratify
      auditors in cases in which concerns exist that
      remuneration for the non-audit work is so
      lucrative as to taint the auditor's
      independence. If such concerns exist or an
      issuer has a history of questionable
      accounting practices, also vote FOR
      shareholder proposals asking the issuer to
      present its auditor annually for ratification,
      but in other cases generally vote AGAINST.

Auditor Independence

   -  Shareholder proposals asking companies to                Case-by-Case
      prohibit their auditors from engaging in
      non-audit services or capping the level of
      non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory                  Against
      audit firm rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                       Against

   -  Proposals to repeal classified boards and to                  For
      elect all directors annually

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be                Against
      removed only for cause

   -  Proposals to restore shareholder ability to                   For
      remove directors with or without cause

   -  Proposals that provide that only continuing                 Against
      directors may elect replacement to fill board
      vacancies

   -  Proposals that permit shareholders to elect                   For
      directors to fill board vacancies

Cumulative Voting

   -  Management proposals to eliminate cumulative                  For
      voting, unless the company maintains a
      classified board of directors

   -  Shareholder proposals to restore or permit                    For
      cumulative voting, in cases in which the
      company maintains a classified board of
      directors

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder               Against
      ability to call special meetings

   -  Proposals that remove restrictions on the                     For
      right of shareholders to act independently of
      management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder               Against
      ability to take action by written consent

   -  Proposals to allow or make easier shareholder                 For
      action by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the               Case-by-Case
      board

   -  Proposals that give management the ability to               Against
      alter the size of the board without
      shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its                    For
      poison pill for shareholder ratification,
      unless a policy has already

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      been implemented by the company that should
      reasonably prevent abusive use of the pill

   -  Shareholder proposals to redeem a company's              Case-by-Case
      poison pill

   -  Management proposals to ratify a poison pill             Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                 Case-by-Case

   -  Fair price provisions with shareholder vote                 Against
      requirements greater than a majority of
      disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or                   For
      bylaw amendments or otherwise restrict a
      company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled            Case-by-Case
      with other charter or bylaw amendments

Pale Greenmail                                                 Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                  Against

   -  Dual-class recapitalizations                                Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

   -  Management proposals to require a                           Against
      supermajority shareholder to approve
      charter and bylaw amendments

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for charter and
      bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a                           Against
      supermajority shareholder vote to approve
      mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for mergers and
      other

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      significant business combinations

White Squire Replacements                                           For

MISCELLANEOUS

Shareholder proposals to adopt confidential voting,                 For
use independent tabulators, and use independent
inspectors of election

Management proposals to adopt confidential voting                   For

Open Access

   -  Shareholder proposals seeking open access to             Case-by-Case
      management's proxy material in order to
      nominate their own candidates to the board

Majority Voting Standard

   -  Management proposals seeking election of                      For
      directors by the affirmative vote of the
      majority of votes cast in connection with a
      meeting of shareholders

   -  Shareholder proposals seeking adoption of the               Against
      majority voting standard

   -  Proposals seeking adoption of the majority               Case-by-Case
      voting standard for issuers with a history of
      board malfeasance

Bundled or "Conditioned" Proxy Proposals                       Case-by-Case

Shareholder Advisory Committees                                Case-by-Case

Management proposals for Other Business, in                         For
connection with proxies of U.S. issuers

Proposals to lower quorum requirements for                     Case-by-Case
shareholder meetings below a majority of the shares
outstanding

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of            Case-by-Case
      common stock, taking into consideration
      whether intention exists to significantly
      dilute shareholders proportionate interest or
      to be unduly dilutive to shareholders'
      proportionate interest. Except where otherwise
      indicated, the Agent's proprietary approach,
      utilizing quantitative criteria (E.G.,
      dilution, peer group

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      comparison, company performance and history) to
      determine appropriate thresholds, will
      generally be utilized in evaluating such
      proposals.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds.
         Consider on a CASE-BY-CASE basis those
         requests exceeding the Agent's threshold
         for proposals in connection with which a
         contrary recommendation from the Investment
         Professional(s) has been received and is to
         be utilized.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds,
         unless the company states that the stock
         may be used as a takeover defense. In those
         cases, consider on a CASE-BY-CASE basis if
         a contrary recommendation from the
         Investment Professional(s) has been
         received and is to be utilized.

      -  Proposals to authorize capital increases                   For
         exceeding the Agent's thresholds when a
         company's shares are in danger of being
         delisted or if a company's ability to
         continue to operate as a going concern is
         uncertain.

   -  Proposals to increase the number of authorized              Against
      shares of the class of stock that has superior
      voting rights in companies that have
      dual-class capitalization structures

   -  Shareholder proposals to eliminate dual class                 For
      capital structures with unequal voting rights
      in cases in which the relevant Fund owns the
      class with inferior voting rights, but
      generally vote AGAINST such proposals in cases
      in which the relevant Fund owns the class with
      superior voting rights.

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share                 For
      authorization for a stock split, provided that
      the increase in authorized shares falls within
      the Agent's allowable thresholds, but consider
      on a CASE-BY-CASE basis those proposals
      exceeding the Agent's threshold for proposals
      in connection with which a contrary
      recommendation from the Investment
      Professional(s) has been received and is to be
      utilized

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Reverse Stock Splits

   -  Management proposals to implement a reverse                   For
      stock split when the number of shares
      authorized for issue is proportionately
      reduced

   -  Proposals to implement a reverse stock split             Case-by-Case
      that do not proportionately reduce the number
      of shares of authorized for issue

Preferred Stock

   -  Proposals authorizing the creation of new                   Against
      classes of preferred stock with unspecified
      voting, conversion, dividend distribution, and
      other rights ("blank check" preferred stock)

   -  Proposals to create blank check preferred                     For
      stock in cases where the company expressly
      states that the stock will not be used as a
      takeover defense. Generally vote AGAINST in
      cases where the company expressly states that
      the stock may be used as a takeover defense.

   -  Proposals to authorize preferred stock in                     For
      cases where the company specified the voting,
      dividend, conversion, and other rights of such
      stock and the terms of the preferred stock
      appear reasonable

   -  Proposals to increase the number of blank                Case-by-Case
      check preferred shares after analyzing the
      number of preferred shares available for issue
      given a company's industry performance in
      terms of shareholder returns

Shareholder proposals to have blank check preferred                 For
stock placements, other than those shares issued for
the purpose of raising capital or making
acquisitions in the normal course of business,
submitted for shareholder ratification

Management Proposals to Reduce the Par Value of                     For
Common Stock

Shareholder Proposals that Seek Preemptive Rights or           Case-by-Case
Management Proposals that Seek to Eliminate Them

Debt Restructuring                                             Case-by-Case

Share Repurchase Programs                                           For

Management Proposals to Cancel Repurchased Shares                   For

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Tracking Stock                                                 Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee                Case-by-Case
benefit plans, unless otherwise provided for herein,
with voting decisions generally based on the Agent's
quantitative approach to evaluating such plans,
which includes determination of costs and comparison
to an allowable cap. Generally vote in accordance
with the Agent's recommendations FOR equity-based
plans with costs within such cap and AGAINST those
with costs in excess of it, but consider plans
CASE-BY-CASE if the Agent raises other
considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice               Case-by-Case
Options

Management Proposals Seeking Approval of                          Against
Compensation Plans that Permit Repricing of Stock
Options without Shareholder Approval

Director Compensation, with voting decisions                   Case-by-Case
generally based on the Agent's approach as described
above

Employee Stock Purchase Plans                                  Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants                  For
      or Amend Administrative Features

   -  Amendments to Add Performance-Based Goals                     For

   -  Amendments to Increase Shares and Retain Tax             Case-by-Case
      Deductions Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                 For

Shareholder Proposals Regarding Executive and
Director Pay

   -  Proposals that seek disclosure of the                       Against
      remuneration of individuals other than senior
      executives and directors

   -  Proposals that seek to impose new compensation              Against
      structures or policies, unless evidence exists
      of abuse in historical compensation practices,
      and except as otherwise provided for herein

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin                  For
      parachutes submitted for shareholder
      ratification,

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      provided that such "parachutes" specify
      change-in-control events and that the proposal
      does not include unduly restrictive or
      arbitrary provisions such as advance approval
      requirements

   -  Shareholder proposals to submit executive                   Against
      severance agreements that do not specify
      change-in-control events, Supplemental
      Executive Retirement Plans or deferred
      executive compensation plans for shareholder
      ratification, unless such ratification is
      required by the listing exchange

   -  All proposals to ratify or cancel golden or              Case-by-Case
      tin parachutes

Employee Stock Ownership Plans (ESOPs)                              For

401(k) Employee Benefit Plans                                       For

Shareholder proposals to expense stock options,                     For
unless company has already publicly committed to
expensing options by a specific date

Shareholder proposals requiring mandatory periods                 Against
for officers and directors to hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                              Case-by-Case

Voting on Reincorporation Proposals                            Case-by-Case

   -  Management reincorporation proposals upon                     For
      which another key proposal, such as a merger
      transaction, is contingent if the other key
      proposal is also supported

   -  Shareholder reincorporation proposals not also              Against
      supported by the company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                       Case-by-Case

Corporate Restructuring                                        Case-by-Case

Spinoffs                                                       Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Asset Sales                                                    Case-by-Case

Liquidations                                                   Case-by-Case

Appraisal Rights                                                    For

Changing Corporate Name                                             For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary               For
      proposal is also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                          Case-by-Case

Converting Closed-end Fund to Open-end Fund                    Case-by-Case

Proxy Contests                                                 Case-by-Case

Investment Advisory Agreements                                 Case-by-Case

Approving New Classes or Series of Shares                           For

Preferred Stock Proposals                                      Case-by-Case

1940 Act Policies                                              Case-by-Case

Changing a Fundamental Restriction to Nonfundamental           Case-by-Case
Restriction

Change Fundamental Investment Objective to Nonfundamental      Case-by-Case

Name Rule Proposals                                            Case-by-Case

Disposition of Assets/Termination/Liquidation                  Case-by-Case

Changes to the Charter Document                                Case-by-Case

Changing the Domicile of a Fund                                Case-by-Case

Change in Fund's Subclassification                             Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors             For
Without Shareholder Approval

Distribution Agreements                                        Case-by-Case

Master-Feeder Structure                                             For

Mergers                                                        Case-by-Case

Shareholder Proposals to Establish Director Ownership             Against

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------

Requirement

Reimburse Shareholder for Expenses Incurred                    Case-by-Case

Terminate the Investment Advisor                               Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of     Case-by-Case
factors may go into each analysis, the overall principle
guiding all vote recommendations focuses on how or whether
the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to
relevant, non-public information regarding a company's
business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders)
latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct,       Against
apply existing law or release information that would not
help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the
issuer, compelling evidence of abuse, significant public
controversy or litigation, the issuer's significant history
of relevant violations; or activities not in step with
market practice or regulatory requirements, or unless
provided for otherwise herein.

   - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

      -  consumer and public safety
      -  environment and energy
      -  labor standards and human rights
      -  military business and political concerns
      -  workplace diversity and non-discrimination
      -  sustainability
      -  social issues
      -  vendor activities
      -  economic risk, or
      -  matters of science and engineering

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting           Against
against such proposal because relevant disclosure by
the issuer, or the time provided for consideration of such
disclosure, is inadequate, unless otherwise provided for
herein

Routine Management Proposals                                        For

   -  The opening of the shareholder meeting                        For

   -  That the meeting has been convened under local                For
      regulatory requirements

   -  The presence of quorum                                        For

   -  The agenda for the shareholder meeting                        For

   -  The election of the chair of the meeting                      For

   -  The appointment of shareholders to co-sign the minutes        For
      of the meeting

   -  Regulatory filings (E.G., to effect approved share            For
      issuances)

   -  The designation of inspector or shareholder                   For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and            For
      sign minutes of meeting

   -  The allowance of questions                                    For

   -  The publication of minutes                                    For

   -  The closing of the shareholder meeting                        For

   -  Other similar routine management proposals                    For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of                 For
      management and supervisory board members, unless there
      is concern about the past actions of the

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      company's auditors or directors or legal action is
      being taken against the board by other shareholders

Director Elections

   -  Votes on director nominees not subject to policies         Case-by-Case
      described herein. Unless otherwise provided for
      herein, the Agent's standards with respect to
      determining director independence shall apply. These
      standards generally provide that, to be considered
      completely independent, a director shall have no
      material connection to the company other than the
      board seat. Agreement with the Agent's independence
      standards shall not dictate that a Fund's vote shall
      be cast according to the Agent's corresponding
      recommendation. Further, the application of Guidelines
      in connection with such standards shall apply only in
      cases in which the nominee's level of independence can
      be ascertained based on available disclosure.

   -  For issuers domiciled in Bermuda, Canada, Cayman             Against
      Islands, British Virgin Islands or other tax haven
      markets, non-independent directors in cases in which
      the full board serves as the audit committee, or the
      company does not have an audit committee

   -  For issuers in all markets, including those in tax           Against
      haven markets and those in Japan that have adopted the
      U.S.-style board-with-committees structure,
      non-independent directors who sit on the audit
      committee unless the slate of nominees is bundled, in
      which case the proposal(s) to elect board members
      shall be considered on a case-by-case basis.

   -  In tax haven markets, non-independent directors in       Do Not Vote Against
      cases in which the full board serves as the
      compensation committee, or the company does not
      have a compensation committee

   -  Non-independent directors who sit on the compensation    Do Not Vote Against
      or nominating committees, provided that such
      committees meet the applicable independence
      requirements of the relevant listing exchange

   -  In cases in which committee membership is unclear,         Case-by-Case
      non-independent director nominees if no other issues

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      have been raised in connection with his/her nomination

Independent Statutory Auditors

   -  With respect to Japanese companies that have not            Against
      adopted the U.S.-style board-with-committees
      structure, any nominee to the position of "independent
      statutory auditor" whom the Agent considers
      affiliated, E.G., if the nominee has worked a
      significant portion of his career for the company, its
      main bank or one of its top shareholders. Where
      shareholders are forced to vote on multiple nominees
      in a single resolution, vote against all nominees.

Nominating Committee

   -  Proposals that permit non-board members to serve on         Against
      the nominating committee

Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

   -  Proposals if all payments are for directors and               For
      auditors who have served as executives of the company

   -  Proposals if one or more payments are for                   Against
      non-executive, affiliated directors or statutory
      auditors; when one or more of the individuals to whom
      the grants are being proposed (1) has not served in an
      executive capacity for the company for at least three
      years or (2) has been designated by the company as an
      independent statutory auditor, regardless of the
      length of time he/she has served

Stock Option Plans

   -  With respect to Japanese companies, proposals               Against
      regarding option grants to independent internal
      statutory auditors, following the Agent's guidelines

Shares Reserved for Issuance of Options or Employee
Share-Purchase Plans

   -  Option plans, or the issuance of shares in connection       Against
      with such plans, that provide discounts to executives,
      are administered by potential grant recipients, or are
      markedly out of line with market practice

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Proposals in connection with option plans or             Case-by-Case
      the issuance of shares in connection with them
      in other instances

General Share Issuances

   -  Proposals to issue shares (with or without                  Against
      preemptive rights) in cases in which concerns
      have been identified by the Agent with respect
      to inadequate disclosure, inadequate
      restrictions on discounts, or authority to
      refresh share issuance amounts without prior
      shareholder approval

   - Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

Director Remuneration                                          Case-by-Case

   -  Proposals to approve the remuneration of                      For
      directors as long as the amount is not
      excessive and there is no evidence of abuse

Approval of Financial Statements and Director and
Auditor Reports

   -  Management proposals seeking approval of                      For
      financial accounts and reports, unless there
      is concern about the company's financial
      accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine                 For
      the remuneration of auditors, unless there is
      evidence of excessive compensation relative to
      the size and nature of the company

Indemnification of Auditors                                       Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of            Case-by-Case
      income and the distribution of dividends

Stock (Scrip) Dividend Alternatives                                 For

   -  Stock (scrip) dividend proposals that do not                Against
      allow for a cash option unless management
      demonstrates that the cash option is harmful
      to shareholder value

Debt Issuance Requests                                         Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
When evaluating a debt issuance request, the issuing
company's present financial situation is examined.
The main factor for analysis is the company's
current debt-to-equity ratio, or gearing level. A
high gearing level may incline markets and financial
analysts to downgrade the company's bond rating,
increasing its investment risk factor in the
process. A gearing level up to 100 percent is
considered acceptable.

   -  Debt issuances for companies when the gearing                 For
      level is between zero and 100 percent

   -  Proposals where the issuance of debt will                Case-by-Case
      result in the gearing level being greater than
      100 percent, comparing any such proposed debt
      issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the                For
      best economic interests of shareholders

Related Party Transactions                                     Case-by-Case

   -  Approval of such transactions unless the                      For
      agreement requests a strategic move outside
      the company's charter or contains unfavorable
      terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves                For
      for bonus issues of shares or to increase the
      par value of shares

Amendments to Articles of Association                          Case-by-Case

   -  That are editorial in nature                                  For

   -  Where shareholder rights are protected                        For

   -  Where there is negligible or positive impact                  For
      on shareholder value

   -  For which management provides adequate reasons                For
      for the amendments

   -  Which the company is required to do so by law                 For
      (if applicable)

   -  With respect to article amendments for
      Japanese companies:

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Management proposals to amend a company's                     For
      articles to provide for an expansion or
      reduction in the size of the board, unless the
      expansion/ reduction is clearly
      disproportionate to the growth/decrease in the
      scale of the business

   -  Management proposals regarding amendments to                Against
      authorize share repurchases at the board's
      discretion, unless there is little to no
      likelihood of a "creeping takeover" (major
      shareholder owns nearly enough shares to reach
      a critical control threshold) or constraints
      on liquidity (free float of shares is low),
      and where the company is trading at below book
      value or is facing a real likelihood of
      substantial share sales; or where this
      amendment is bundled with other amendments
      which are clearly in shareholders' interest
      (generally following the Agent's guidelines)

Other Business

   -  Management proposals for Other Business in                  Against
      connection with global proxies, voting
      in accordance with the Agent's market-specific
      recommendations

                              ING SERIES FUND, INC.
                                     PART C:
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)    (1)    Articles of Amendment and Restatement dated February 21, 2002 -
              Filed as an Exhibit to Post-Effective Amendment No. 54 to the
              Registrant's Form N-lA Registration Statement on July 24, 2002.

       (2) Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-lA Registration Statement on July 24, 2002.

       (3) Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-lA Registration Statement on September 30, 2003.

       (4) Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (5) Articles of Amendment effective February 17, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (6) Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (7) Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Form N-lA Registration Statement on May 20, 2005.

       (8) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-lA on February 25, 2005.

       (9) Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-lA on February 25, 2005.

       (10) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005.

(b) Amended and Restated By-Laws dated December 2000 - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-lA Registration Statement on December 15, 2000.

(c) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-lA Registration Statement on February 27, 2002.

(d)    (1)    Amended Investment Management Agreement between ING Investments,
              LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an
              Exhibit to Post-Effective Amendment No. 65 to the Registrant's
              Registration Statement filed on Form N-lA on May 25, 2004.

       (2) Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (i) First Amendment to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective July 29, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (ii) Amended Schedule A with respect to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (3) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc., on behalf of ING Global Science and Technology Fund, dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (4) Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company LLP on behalf of ING Equity Income Fund, dated March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant's Form N-lA Registration Statement on March 2, 2004.

       (5) Restated Expense Limitation Agreement effective August 1, 2003, between ING Investments, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (i) Schedule A to the Restated Expense Limitation Agreement between ING Series Fund and ING Investments, LLC Operating Expense Limits - Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant's Registration Statement filed on Form N-lA on September 27, 2004.

              (ii) Amended Schedule A to the Restated Expense Limitation Agreement between ING Series Fund, Inc. and ING Investments, LLC Operating Expense Limits - Filed herein.

       (6) Amended and Restated Expense Limitation Agreement between ING Investments and ING Series Fund, Inc. dated April 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005.

(e)    (1)    Underwriting Agreement between ING Series Fund, Inc. and ING Funds
              Distributor, Inc. and Schedule A to the Underwriting Agreement, dated January 1, 2002 - Filed as an Exhibit to Post-Effective
              Amendment No. 63 to the Registrant's Form N-1A Registration
              Statement on February 13, 2004.

              (i) Amended Schedule of Approvals with respect to Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. dated - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

              (ii) Amended Schedule of Approvals with respect to Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. - Filed as an Exhibit to Post-Effective Amendment to No. 75 to the Registrant's Form N-1A Registration Statement on May 20, 2005.

              (iii) Substitution Agreement with respect to the Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

       (2) Master Selling Dealer Agreement - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000.

(f) Directors' Deferred Compensation Plan - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-lA Registration Statement on January 16, 1998.

(g)    (1)    Custody Agreement with The Bank of New York dated January 6, 2003
              -  Filed as an Exhibit to Post-Effective Amendment No. 63 to the
              Registrant's Form N-lA Registration Statement on February 13,
              2004.

              (i) Amended Exhibit A dated April 29, 2005 with respect to the Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005.

       (2) Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Exhibit A dated April 29, 2005 with respect to the Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005.

              (ii) Amended Schedule 2 with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (3) Securities Lending Agreement and Guaranty with The Bank of New York (BNY), dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Exhibit A with respect to the Securities Lending Agreement and Guaranty with The Bank of New York (BNY) dated February 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

(h)    (1)    Administration Agreement between ING Funds Services, LLC and ING
              Series Fund, Inc., dated April 1, 2002 - Filed as an Exhibit to
              Post-Effective Amendment No. 63 to the Registrant's Form N-lA
              Registration Statement on February 13, 2004.

              (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (2) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (3) Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (i) First Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of November 12, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (ii) Second Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of September 26, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (4) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-lA Registration Statement on December 16, 1999.

       (5) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon Analytical Services, LLC (Russell/Mellon), on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-lA Registration Statement on December 16, 1999.

       (6) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-lA Registration Statement on December 16, 1999.

       (7) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-lA Registration Statement on December 16, 1999.

       (8) Custodian Service Agreement between ING Series Fund, Inc., and Mellon Bank N.A., on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Form N-lA Registration Statement on June 28, 2000.

       (9) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Form N-lA Registration Statement on June 28, 2000.

       (10) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A. on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-lA Registration Statement on September 27, 2000.

       (11) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-lA Registration Statement on September 27, 2000.

       (12) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-lA Registration Statement on December 15, 2000.

       (13) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-lA Registration Statement on December 15, 2000.

       (14) Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY), dated June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

              (i) Amendment to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY), executed as of September 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (ii) Amended Schedule B to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY)
                     - Filed as Exhibit to Post-Effective Amendment No. 65 to the Registrant Registration Statement filed on Form N-lA on May 25, 2004.

       (15) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Exhibit A with respect to the Fund Accounting Agreement with The Bank of New York dated April 29, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2005.

       (16) Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (17) Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated March 13, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (i) Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated November 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (18) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated January 30, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (i) First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated as of September 29, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

       (19) Agency Agreement between Aetna Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

(i)    (1)    Opinion and consent of counsel with regard to shares of Aetna
              Series Fund, Inc. as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated September 27, 2000 -
              Filed as an Exhibit to Post-Effective Amendment No. 44 to the
              Registrant's Registration Statement filed on Form N-1A on
              September 27, 2000.

       (2) Opinion and consent of counsel with regard to [as to the legality of ]the securities being registered, indicating whether they will, when sold, be legally issued, fully paid, and non-assessable dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Registration Statement filed on Form N-1A on February 27, 2002.

       (3) Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered with regard to ING Classic Index Plus Fund shares - filed herein.

(j)    Consent of KPMG, LLP - filed herein.

(k)    Not applicable.

(l)    Not applicable.

(m)    (1)    Amended and Restated Distribution and Shareholder Services Plan
              (Class A) effective March 1, 2002 - Filed as an Exhibit to
              Post-Effective Amendment No. 63 to the Registrant's Form N-lA
              Registration Statement on February 13, 2004.

              (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

       (2) Amended and Restated Distribution and Shareholder Services Plan (Class B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (3) Amended and Restated Distribution and Shareholder Services Plan (Class C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (ii) Amended Schedule 2 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (4) Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (5) Amended and Restated Distribution and Shareholder Services Plan (Class 0) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

              (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class 0) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (6) Shareholder Service and Distribution Plan for Class R Shares approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

(n)    (1)    Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund,
              Inc. approved June 25, 2003 - Filed as an Exhibit to
              Post-Effective Amendment No. 61 to the Registrant's Form N-lA
              Registration Statement on September 30, 2003.

              (i) Amended Schedule A to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

              (ii) Amended Schedule B to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-lA on May 25, 2004.

(o)    Not applicable.

(p)    (1)    ING Funds and Advisers Code of Ethics effective June 1, 2004 as amended on October 1, 2004 and February 1, 2005 - Filed as an
              Exhibit to Post-Effective Amendment No. 74 to the Registrant's
              Registration Statement filed on Form N-lA on February 25, 2005.

       (2) IIM Americas Code of Ethics dated February 2005 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Form N-lA Registration Statement on May 20, 2005.

       (3) BlackRock Advisor's Inc. Code of Ethics - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-lA Registration Statement on February 13, 2004.

       (4) Wellington Management Company LLP's Code of Ethics dated January 2005 - Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant's Form N-lA Registration Statement on May 20, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       As of November 17, 2005, the Fund had no control persons.

ITEM 25.  INDEMNIFICATION

       Article 12, Section (d) of the Registrant's form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2005.

       Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-lA (File No. 33-41694), provides for indemnification of the Administrator.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER

       Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in it application for registration as a investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

       Information as to the directors and officers of ING Investment Management Co., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investment Management Co. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

       Information as to the directors and officers of BlackRock Advisors, Inc. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BlackRock Advisors, Inc. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-47710) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

       Information as to the directors and officers of Wellington Management Company, LLP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Wellington Management Company, LLP, in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-15908) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITER

       (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

       (b) Information as to the directors and officers of the Distributor, ING Funds Distributor, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

       (c)    Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)    ING Series Fund, Inc.
       7337 East Doubletree Ranch Road
       Scottsdale, Arizona 85258

(b)    ING Investments, LLC
       7337 East Doubletree Ranch Road
       Scottsdale, Arizona 85258

(c)    ING Funds Distributor, LLC
       7337 East Doubletree Ranch Road
       Scottsdale, Arizona 85258

(d)    The Bank of New York
       100 Church Street
       New York, New York 10286

(e)    DST Systems, Inc.
       P.O. Box 419386
       Kansas City, Missouri 64141

(f)    ING Investment Management Co.
       10 State House Square
       Hartford, Connecticut 06103-3602

(g)    BlackRock Advisor's, Inc.
       40 East 52nd Street
       New York, N.Y. 10022

(h)    Wellington Management Company, LLP
       75 State Street
       Boston, MA 19087

ITEM 29.  MANAGEMENT SERVICES

       Not applicable.

ITEM 30.  UNDERTAKINGS

       Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 82 to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment No. 82 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Scottsdale and the State of Arizona on the 30th day of November 2005.


                                   ING SERIES FUND, INC.


                                   By:
                                       -----------------------------------------
                                       Theresa K. Kelety
                                       Secretary


       Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


           SIGNATURE                               TITLE                           DATE
           ---------                               -----                           ----

-------------------------------                  Director                  November 30, 2005
J. Scott Fox*

-------------------------------   Director, President and Chief            November 30, 2005
James M. Hennessy*                  Executive Officer

-------------------------------   Senior Vice President and Chief/         November 30, 2005
Todd Modic*                         Principal Financial Officer
                                    and Assistant Secretary

-------------------------------                  Director                  November 30, 2005
Albert E. DePrince, Jr.*

-------------------------------                  Director                  November 30, 2005
Maria T. Fighetti*

-------------------------------                  Director                  November 30, 2005
Sidney Koch*

-------------------------------                  Director                  November 30, 2005
Thomas J. McInerney*

-------------------------------                  Director                  November 30, 2005
Corine T. Norgarrd*

-------------------------------                  Director                  November 30, 2005
Joseph Obermeyer*

-------------------------------                  Director                  November 30, 2005
Edward T. O'Dell*

*By:  /s/ Theresa K. Kelety

      -------------------------
      Theresa K. Kelety
      Attorney-in-Fact**

** Executed pursuant to powers of attorney for J. Scott Fox, James M. Hennessy,
   Todd Modic, Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch,
   Thomas J. McInerney, Corine T. Norgaard, Joseph Obermeyer and Edward T. O'Dell filed as an Exhibit to the Registrants' Registration Statement on Form N1-A filed electronically on July 21, 2005 and incorporated herein by reference.

                                                      EXHIBIT INDEX

------------------------------- --------------------------------------------------------------------------
        EXHIBIT NUMBER                                     EXHIBIT DESCRIPTION
------------------------------- --------------------------------------------------------------------------
(d)(5)(ii)                      Form of Amended Schedule A to the Restated Expense Limitation Agreement
                                between ING Series Fund, Inc. and ING Investments, LLC, Operating
                                Expense Limits
------------------------------- --------------------------------------------------------------------------
(i)(3)                          Opinion and Consent of Goodwin Procter LLP
                                regarding the legality of the securities being
                                registered with regard to ING Classic Index Plus
                                Fund shares
------------------------------- --------------------------------------------------------------------------
(j)                             Consent of KPMG, LLP
------------------------------- --------------------------------------------------------------------------